INVENTORIES, NET- Movements in allowance (Details)	12 Months Ended
	Mar. 31, 2022 USD ($)	Mar. 31, 2022 CNY (¥)	Mar. 31, 2021 CNY (¥)
Movements in the allowance for slow-moving or obsolete inventories
Balance at beginning of the year	$ 6,506,064	¥ 41,301,797	¥ 76,661,332
Additions	692,106	4,393,629	950,261
Inventories written off	(6,331,306)	(40,192,397)	(36,309,796)
Balance at end of the year	$ 866,864	¥ 5,503,029	¥ 41,301,797